Exhibit 99.1

Intuitive Machines to Acquire Lanteris Space Systems, Creating the Next-Generation Commercial, Civil, and National Security Space Prime

The combined entity revenue exceeds $850 million*, with positive Adjusted EBITDA*, and $920 million* in backlog

Expedites and enhances delivery against key existing contracts, including Near Space Network Services

Expands Intuitive Machines’ data services business from lunar and Earth-based operations into LEO, MEO, GEO, Moon, Mars, and deep space missions

Strengthens the Company’s position to prime future National Security Space (Golden Dome and Space Development Agency’s Layered Architecture), Civil Space (Artemis, LTVS, and Mars), and commercial space programs

Houston, TX, November 4, 2025 — Intuitive Machines, Inc. (Nasdaq: LUNR, “Intuitive Machines,” or the “Company”), a leading space technology and infrastructure services company, today announced it has entered into a definitive agreement to acquire Lanteris Space Systems (“Lanteris”), formerly Maxar Space Systems, a proven spacecraft manufacturer with an exceptional record of delivering a highly reliable family of spacecraft for national security, civil, and commercial customers, from Advent International LLC.

“This strategic acquisition positions Intuitive Machines as a next generation space prime directly in the flow of multi-billion-dollar space programs. The combined entity revenue exceeds $850 million*, with positive Adjusted EBITDA*, and $920 million* in backlog as of September 30, 2025,” said Intuitive Machines CEO, Steve Altemus. “This marks the moment Intuitive Machines transitions from a lunar company to a multi-domain space prime, setting the pace for how the industry’s next generation will operate.”

The transaction is priced at $800 million, consisting of $450 million in cash and $350 million in Intuitive Machines Class A common stock, subject to adjustment. The transaction is expected to close in the first quarter of 2026, subject to customary regulatory approvals and closing conditions. As a stand-alone company, Lanteris is a cash generating business. As a combined company, Intuitive Machines expects to have adequate cash on hand for continued operations.

In alignment with the Intuitive Machines vision, the acquisition of Lanteris positions Intuitive Machines as a vertically integrated, next generation space prime that can design, manufacture, deliver, and operate missions from earth orbit to the Moon, Mars, and beyond.

“Intuitive Machines’ vision is to expand its space infrastructure services from LEO, to GEO, beyond the Moon, and to Mars,” said Kam Ghaffarian, Chairman of Intuitive Machines. “In a time where we see a strong convergence of commercial, civil, and national security space, this strategic acquisition is a transformative step towards realizing that vision.”

“Our focus over the last two and half years has been to position Lanteris for sustainable growth by pivoting and investing behind national security priorities including helping enable next generation missile defense for America,” said Managing Partner of Advent, Shonnel Malani. “This ongoing equity partnership underscores our confidence in the strength of this business combination and the long-term growth opportunity ahead.”

Intuitive Machines Q3 2025 Highlights

•	Recognized revenue of $52.4 million, driven by continued execution across key programs such as OMES, CLPS, and NSNS

•	Third quarter net loss was ($10.0) million with adjusted EBITDA of ($13.2) million

•	Ended the quarter with $235.9 million of backlog

•	Issued $345 million of convertible notes, which resulted in a Q3 ending cash balance of $622.0 million

•	Completed KinetX acquisition to expand deep space navigation and constellation management capabilities

•	Secured $8.2 million AFRL contract extension to advance in-space nuclear power technology

•	Secured $7.5 million commercial rideshare payload for IM-4

•	Received software development certification (CMMI Maturity level 3 rating) in alignment with NASA’s Class A human spaceflight requirement for Lunar Terrain Vehicle operations

•	Near-term potential awards for Lunar Terrain Vehicle delivery and operations contract (total contract value of $4.6 billion) and the next Commercial Lunar Payload Services (CLPS) mission

Intuitive Machines Outlook

The timing associated with our year-end revenue is impacted by uncertainty related to the government shutdown. Therefore, based on current backlog, we see Q4 revenue in line with Q3 and remain confident in our ability to capture our identified near-term awards. Intuitive Machines expects to provide a new outlook for the 2026 combined company in early 2026.

“The new Intuitive Machines will combine rapid innovation and precision spacecraft production to meet the growing demand for responsive, high-reliability space infrastructure and services,” said Intuitive Machines CEO, Steve Altemus. “We are defining the next generation space prime that will operate and deliver, faster and more affordably, across the space domain.”

Investor Update Call Information

Intuitive Machines will hold an investor update call on Tuesday, November 4, 2025, at 8:30 am ET to discuss this acquisition and third quarter results.

To participate in the call, please dial (800) 715-9871 (USA & Canada) or (646) 307-1963 (International) and reference Conference ID 1594902.

A link to the live webcast of the conference call will be made available on the investors portion of the Intuitive Machines’ website at https://investors.intuitivemachines.com/.

Following the conference call, a webcast replay will be available through the same link on the investors portion of the Intuitive Machines’ website at https://investors.intuitivemachines.com/.

About Intuitive Machines

Intuitive Machines is a diversified space technology, infrastructure, and services company focused on fundamentally disrupting lunar access economics. In 2024, Intuitive Machines successfully soft-landed the Company’s Nova-C class lunar lander, on the Moon, returning the United States to the lunar surface for the first time since 1972. In 2025, Intuitive Machines returned to the lunar south pole with a second lander. The Company’s products and services are focused through three pillars of space commercialization: Delivery Services, Data Transmission Services, and Infrastructure as a Service.

About Lanteris Space Systems

Formerly Maxar Space Systems, Lanteris Space Systems is a leading satellite manufacturer and provider for space exploration. Lanteris combines proven capabilities with rapid commercial agility and innovation. With a record of proven flight success and adaptable, technology-driven solutions, Lanteris is ready to meet the evolving demands of the new space economy. Lanteris delivers mission success across national security, commercial and civil space. Lanteris’ commitment to innovation and on-orbit performance enables them to advance new technologies and redefine possibilities in space.

About Advent

Advent is a leading global private equity investor committed to working in partnership with management teams, entrepreneurs, and founders to help transform businesses. With 16 offices across five continents, Advent oversees more than USD $100 billion in assets under management(1) and has made 435 investments across 44 countries.

Since its founding in 1984, Advent has developed specialist market expertise across its five core sectors: business & financial services, consumer, healthcare, industrial, and technology. This approach is bolstered by Advent’s deep sub-sector knowledge, which informs every aspect of its investment strategy, from sourcing opportunities to working in partnership with management to execute value creation plans.

(1)	Assets under management (AUM) as of June 30, 2025. AUM includes assets attributable to Advent advisory clients as well as employee and third-party co-investment vehicles.

Transaction Advisors

Perella Weinberg Partners LP is serving as financial advisor and Simpson Thacher & Bartlett LLP is serving as legal advisor to Intuitive Machines. Weil, Gotshal & Manges is serving as legal advisor to Lanteris Space Systems.

*

Amounts presented for the last twelve months ended September 30, 2025 on a combined basis. For the twelve months ended September 30, 2025, Lanteris revenue was approximately $630 million, with double-digit Adjusted EBITDA margins. As of September 30, 2025, Lanteris had a total backlog of $685 million. Metrics based on data available to Intuitive Machines has not been audited by Intuitive Machines or its auditors and is subject to change. Such metrics may not have the same definition as, nor be comparable to, Intuitive Machines’ financial measures, including non-GAAP financial measures, of the same or similar name. Furthermore, in the course of preparing financial information for Lanteris, as required by Rule 3-05 and Article 11 of Regulation S-X in connection with the closing of the transaction, further adjustments to the information presented herein may be made and any such adjustments may be material.

Key Business Metrics and Non-GAAP Financial Measures

In addition to the GAAP financial measures set forth in this press release, the Company has included certain financial measures that have not been prepared in accordance with generally accepted accounting principles (“GAAP”) and constitute “non-GAAP financial measures” as defined by the Securities and Exchange Commission (SEC). This includes adjusted EBITDA (“Adjusted EBITDA”).

Adjusted EBITDA is a key performance measure that our management team uses to assess the Company’s operating performance and is calculated as net income (loss) excluding results from non-operating sources including interest income, interest expense, gain on extinguishing of debt, share-based compensation, change in fair value instruments, gain or loss on issuance of securities, other income/expense, depreciation, impairment of property and equipment, and provision for income taxes. Intuitive Machines has included Adjusted EBITDA because we believe it is helpful in highlighting trends in the Company’s operating results and because it is frequently used by analysts, investors, and other interested parties to evaluate companies in our industry.

Adjusted EBITDA has limitations as an analytical measure, and investors should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Other companies, including companies in Intuitive Machines’ industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income (loss) and our other GAAP results. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is included below under the heading “Reconciliation of GAAP to Non-GAAP Financial Measure.”

The Company has also included contracted backlog, which is defined as the total estimate of the revenue the Company expects to realize in the future as a result of performing work on awarded contracts, less the amount of revenue the Company has previously recognized. Intuitive Machines monitors its backlog because we believe it is a forward-looking indicator of potential sales which can be helpful to investors in evaluating the performance of its business and identifying trends over time.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements that do not relate to matters of historical fact should be considered forward looking. These forward-looking statements generally are identified by the words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: the proposed transaction with Lanteris including the terms, timing, structure, benefits, costs and completion of such transaction; our expectations and plans relating to our missions to the Moon, including the expected timing of launch and our progress in preparation thereof; our expectations with respect to, among other things, demand for our product portfolio, our submission of bids for contracts; our expectations regarding revenue for government contracts awarded to us; our expectations regarding changes to government contracts or programs; our operations, our financial performance and our industry; our business strategy, business plan, and plans to drive long-term sustainable shareholder value; our expectations on revenue and cash generation; information under “Intuitive Machines Outlook,” including our expectations on revenue generation, backlog and cash. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this presentation: various risks and uncertainties related to, among other things, the terms, timing, structure, benefits, costs and completion of the transaction with Lanteris; required approvals to complete the proposed transaction with Lanteris by the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the satisfaction of the closing conditions to the proposed transaction with Lanteris; our reliance upon the efforts of our Board and key personnel to be successful; our limited operating history; our failure to manage our growth effectively and to win new contracts; our customer concentration; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; cyber incidents; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of landers to conduct all mission milestone, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our reliance on a single launch service provider; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our products; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business, uncertainty in the regulatory environment and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets and unpatented know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts and the available funding by the U.S. government; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions and elevated inflation and interest rates; our history of losses and failure to achieve profitability in the future or failure to generate sufficient funds to continue operations; the cost and potential outcomes of pending and any future litigation; our public securities’ potential liquidity and trading; the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing; our ability to successfully identify, complete, integrate, and obtain benefits from any acquisitions, joint ventures and other investments; and other public filings and press releases other factors detailed under the section titled Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”), the section titled Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, and in our subsequent filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

These forward-looking statements are based on information available as of the date of this presentation and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Contacts

For investor inquiries:

investors@intuitivemachines.com

For media inquiries:

press@intuitivemachines.com

INTUITIVE MACHINES, INC.

Reconciliation of GAAP to Non-GAAP Financial Measure

Adjusted EBITDA

The following table presents a reconciliation of net loss, the most directly comparable financial measure presented in accordance with GAAP, to Adjusted EBITDA.

($ thousands)	Q3 2025
Net loss	($9,960)
Taxes	5
Depreciation	815
Interest income, net	(3,489)
Share-based compensation expense	1,416
Change in fair value of warrant liabilities	(1,950)
Other income, net	(25)
Adjusted EBITDA	($13,188)